UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 17, 2003

     UNITED SECURITY BANCSHARES
(Exact name of registrant as specified in its chapter)

     CALIFORNIA
(State or other jurisdiction
of incorporation
    000-32897
(Commission
File Number)
     91-2112732
(IRS Employer
Identification No.)

   1525 E. Shaw Ave, Fresno, California  93710
(Address of principal executive offices)

Registrant's telephone number: (559) 248-4943

Item 9. Regulation FD Disclosure.

On November 14, 2003, United Security Bancshares issued a press release reporting that it will be making an adjustment to the accounting for certain Investment Certificates of Deposit. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1.

Item 7. Exhibits.

     (c) Exhibits

          99.1
   Press Release dated November 14, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2003

   /S/  Kenneth L. Donahue
Senior Vice President and
Chief Financial Officer